SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 22, 2001



                           HARVEYS CASINO RESORTS
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             (Exact Name of Registrant as Specified in Charter)



         NEVADA                     1-12802                     88-0066882
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(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)



HIGHWAY 50 & STATELINE AVENUE, P.O. BOX 128, LAKE TAHOE, NEVADA           89449
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(Address of Principal Executive Offices)                             (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (775) 588-2411



 ITEM 5. OTHER EVENTS.

           On January 22, 2001, PH Casino Resorts, Inc. ("PHCR") and Pinnacle Acquisition Corporation ("Pinnacle Acq Corp") notified Pinnacle Entertainment, Inc. ("Pinnacle") that Pinnacle Acq Corp did not intend to extend the January 31, 2001 Outside Termination Date of the Agreement and Plan of Merger, dated as of April 17, 2000, as amended (the "Merger Agreement"), among PHCR, Pinnacle and Pinnacle Acq Corp. Accordingly, the parties mutually agreed to terminate the Merger Agreement, effective as of January 22, 2001. All other transaction agreements entered into in connection with the Merger Agreement also have been terminated.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Dated: January 23, 2001           By:  /s/ John J. McLaughlin
                                        --------------------------------------
                                        Name:  John J. McLaughlin
                                        Title: Chief Financial Officer,
                                               Treasurer and Secretary